CEA INDUSTRIES



A PLATFORM FOR INNOVATION

2022 Presentation

DISCLAIMER

Forward Looking Statements

This investor presentation may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect our current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this investor presentation, including the factors set forth in "Risk Factors" in our annual and quarterly reports and prospectus dated January 31, 2022 filed with the Securities and Exchange Commission ("SEC"), and subsequent filings with the SEC. Please refer to our SEC filings for a more detailed discussion of the risks and uncertainties associated with our business, including but not limited to the risks and uncertainties associated with our business prospects and the prospects of our existing and prospective customers; the inherent uncertainty of product development; regulatory, legislative and judicial developments, especially those related to changes in, and the enforcement of, cannabis law; increasing competitive pressures in our industry; and relationships with our customers and suppliers. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events of otherwise. The reference to CEA Industries' website has been provided as a convenience, and the information contained on such website is not incorporated by reference into this investor presentation.

Non-GAAP Financial Measures

To supplement our financial results on U.S. generally accepted accounting principles ('GAAP") basis, we use non-GAAP measures including net bookings and backlog, as well as adjusted net income (loss) which reflects adjustments for certain non-cash expenses such as stock-based compensation, certain debt-related items and depreciation expense. We believe these non-GAAP measures are helpful in understanding our past performance and are intended to aid in evaluating our potential future results. We believe the non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with out GAAP results, provide a more complete understanding of factors and trends affecting our business. For purposes of this presentation, (i) "adjusted net income (loss)" and "adjusted operating income (loss)" mean GAAP net income (loss) and operating income (loss), respectively, after adjustment for non-cash equity compensation expense, debt-related items and depreciation adjustments including cancelations and change orders during the third quarter of 2021.

Statement about Cannabis Markets

The use, possession, cultivation, and distribution of cannabis is prohibited by U.S. federal law. This includes medical and recreational cannabis. Although certain states have legalized medical and recreational cannabis, companies and individuals involved in the sector are still at risk of being prosecuted by federal authorities. Further, the landscape in the cannabis industry changes rapidly. This means that at any time the city, county, or state where cannabis is permitted can change the current laws and/or the federal government can supersede those laws and take prosecutorial action. Given the uncertain legal nature of the cannabis industry, it is imperative that investors understand that investments in the cannabis industry should be considered very high risk.

A change in the current laws or enforcement policy can negatively affect the status and operation of our business, and those of our customers, including additional fees, stricter operational guidelines and unanticipated shut-downs.

COMPANY OVERVIEW

CEA SERVICES & SOLUTIONS

90%
Equipment and Control Systems

5%
Licensed Architectural & MEP Engineering

5%
Ancillary Infrastructure Technology



Providing cost effective services and solutions to the controlled environment agriculture industry since 2006

- CEA Industries Inc.
- **200+** Commercial Projects / **800+** Customers
- **20,000 - 100,000+** square feet facilities
- Licensed Professional Engineering Services
- **$10.6 M Revenue** through Q3 2021
- **30+** Skilled Employees

CONTROLLED ENVIRONMENT AGRICULTURE



40%+

arable land has suffered farming degradation

– PNAS, 2018

70%+

global freshwater used by agriculture

– Worldbank, 2019



CEA is capable of

increasing output yield by 10-50x

versus traditional field farming

CEA DEMAND IS GROWING

68%

of global consumers prefer locally branded vegetables

95%

of US single urban households are willing to pay more for local food

$600M

Invested into CEA, including Softbank, Jeff Bezos, and Google Ventures

$21B

The Global CEA Market is projected to reach $21 Billion by 2028 with a **23.6% CAGR**

* Statista, Grand View Research

INDUSTRY LEADING DESIGN AND ENGINEERING SOLUTIONS

Our knowledge, design expertise, and technology solutions provide optimal operating efficiencies to our clients.



- Floor Plans & Architectural Design
- MEP Engineering
- Environmental Systems & Controls
- Lighting, Benching & Ancillary Equipment
- Installation Support
- Preventive Maintenance Services

OPERATIONAL OVERVIEW: DESIGN & ENGINEERING

Floor Plans & Architectural Design

- Early contact with prospect, relationship development
- Value added facility design
- Licensed architectural services

MEP Engineering

- Licensed mechanical, electrical, & plumbing engineering
- Core, differentiated strength
- Over 200 CEA facilities

Environmental Systems & Controls

- Core engineering expertise
- Proprietary, differentiated offerings

OPERATIONAL OVERVIEW: EQUIPMENT & INSTALLATION

Lighting, Benching & Ancillary Equipment

- Provide all key infrastructure technologies required in the facility
- Integrate all technologies
- Curated offerings

Control Technologies

- Proprietary software/hardware system SentryIQ®
- High margin
- Potential tether for continuous monitoring

Project Management

- Work closely with installation contractors to support construction
- Upsell opportunities

OPERATIONAL OVERVIEW: START-UP & OPERATION

Installation Support

- Site visits during installation
- Engineering support

Start-up & Training

- Operator training
- Insure proper installation & operation

Preventive Maintenance Services

- Life of the facility
- Recurring revenue
- Relationship maintenance/ follow-on sales

PROJECT TIMELINE

START
Early meetings to understand goals and resources

1-2 MONTHS:
Proposal development and presentation

3 MONTHS:
Contract acceptance
(Requires 5-10% deposit)

Architectural and MEP engineering work begins

4-5 MONTHS:
Architectural and MEP engineering work completed and equipment selections finalized
(Services paid for before release of construction drawings)

5 MONTHS:
Equipment ordered
(40% deposit on equipment received prior to ordering)

6-18 MONTHS:
Construction project commences, equipment delivered as required
(Fully paid for before shipping)

12-18 MONTHS:
All equipment shipped and installed, project completed, operator training and system start-up conducted

CASE STUDIES

Location	Michigan	Pennsylvania	Multi-facility Operator, AZ, CA, IL
Size	75,000 sq ft	50,000 sq ft	Over 330,000 sq ft in three facilities
Sale Closed	June 2019	July 2020	August 2016; July 2020; Sep 2021
Engineering Services	Mechanical	Mechanical	Mechanical, including CHP interface
HVAC Equipment	4 pipe chilled water	DX AHU	2 & 4 pipe chilled water, heat recovery chillers
Controls	SentryIQ®	SentryIQ®	SentryIQ® in IL, CA
Project Completed	January 2021	Est. Q1, 2022	2018-2023
Preventive Maintenance Contract	Yes	Proposed	Proposed

FINANCIAL OVERVIEW

Revenue


$11.5M
Q1-Q3
$15.2M
$5.1M
Q1-Q3
$8.5M
$10.6M
2019
2020
2021
Q1-Q3

- **2021:** Return to pre-COVID levels
- **2020:** Lower revenue driven by pandemic impact with partial recovery in 2nd half of year

Operating Income (Loss)


-$1.8M
Q1-Q3
-$1.3M
-$0.5M
Q1-Q3
-$2.4M
-$1.0M
2019
2020
2021
Q1-Q3

- **2021:** Improvement (versus previous year driven by operating efficiencies)
- **2020:** Increased loss with pandemic impact being partially offset with focused cost reductions

BACKLOG



$9.9M
$8.2M
Q3 2020
Q3 2021

21%

Year-over-year increase in backlog despite significant supply chain headwinds

MARKET COMPS

Company	Ticker	Market Cap ($MM)	LTM Revenue ($MM)	Price/Sales
urban-gro, Inc.	UGRO	$102	$52.37	1.9 x
Agrify Corporation	AGFY	$132	$38.94	3.4 x
GrowGeneration Corp.	GRWG	$505	$393.84	1.3 x
Hydrofarm Holdings Group, Inc.	HYFM	$873	$456.45	1.9 x
			Mean	***2.1 x***
			Median	***1.9 x***
CEA Industries Inc. (Surna)	**CEAD**	**$10**	**$13.97**	**0.7 x**

* Provided for informational purposes only and there's no certainty of an increase in value or increase in multiple of Price/Sales. Investors may view other factors as more relevant to the company's valuation more relevant to the company's valuation.

Source: S&P Global Market Intelligence, accurate as of January 31, 2022

GROWTH STRATEGY

Organic Growth

- Increase contract sizes with additional service/solutions
- Aggressively expand into non-cannabis marketplace
- Focus on higher-margin recurring revenues
- Increase sales staff and marketing budget

Acquisitions/JVs

- Target companies with high margin solutions that complement our existing business model
- Create cross-selling opportunities
- Growth through collaboration
- CEA vertical markets

Innovation

- Invest in upgrading our technology and service offerings
- Expand communication efforts both inside and outside our network to yield a stronger understanding of customer concerns
- Pursue value-add products and intellectual property to further strengthen our differentiation in the market

Geographic Expansion

- Expand our footprint outside of existing North American market to serve increasing demand for CEA services

MANAGEMENT TEAM

Tony McDonald
Chairman & CEO

- On Board and as CEO since 2018
- VP/Sales, Coolerado Inc., a cleantech HVAC company
- Managing Director/VP Acquisitions private equity, consultant KPMG, author Cleantech Sell
- MBA Harvard; BS Engineering, US Military Academy, West Point, NY
- US Army veteran, former Cavalry officer

Randy Shipley
Independent Director

- Founder & CEO, RSX Enterprises; Former VP/Sales of VividGro and Chief Strategy Officer of GroAdvisor
- Six-year veteran of the cannabis industry; founder of Marijuana Investor Summit
- Former communications technology executive and product manager; Chief Revenue Officer and corporate officer with Carrier Access Corp, a $2B+ revenue NASDAQ listed high growth company

Nick Etten
Independent Director

- Former Head of Government Affairs with Acreage Holdings
- Founder of Veteran's Cannabis Project and passionate advocate for veteran's cannabis access
- Former investment banker with Thomas Weisel Partners
- MBA Kellogg, BS US Naval Academy
- US Navy veteran, former SEAL Teams officer

Brian Knaley
CFO

- 25+ years of financial leadership, two-time public company CFO
- Former CFO of Proximo Medical, a start-up company specializing in the commercialization of medical devices; Former Senior VP and Interim CFO of ViewRay, Inc., (Nasdaq: VRAY), a global manufacturer of MRI-guided radiation therapy systems; Former CFO of ARC Group Worldwide, Inc. (Nasdaq: ARCW), and more
- BA Accounting, Thomas More College
- Certified Public Accountant, Ohio (active)

Marion Mariathasan
Independent Director

- CEO/Co-founder, Simplifya LLC, a regulatory and operational compliance software platform
- Chairman & Founder, Ceylon Solutions, a software development company
- Successful serial entrepreneur, founded or invested in numerous start-ups, both domestic and international
- Regular guest speaker on entrepreneurship and UN Global Accelerator Initiative
- Sri Lankan native, BS Computer Science, University of Kansas. BS CIS and Business Management, Emporia State University

Troy Reisner
Independent Director, Audit Committee Chair

- CFO, Keystone Tower Systems, Inc.
- Retired Audit Partner, Deloitte
- Over 30 years experience with public companies; accounting & audit matters, SEC reporting, M&A, capital raising and internal controls over financial reporting
- Certified Public Accountant, Missouri (inactive)
- BS Accounting, Southern Illinois University at Edwardsville

INVESTMENT SUMMARY


The Controlled Environment Agriculture industry is
undergoing rapid, sustained growth

New Markets:
International outside N. America
Non-cannabis CEA expansion

New Products:
Higher margin solutions and services via collaborations and JVs

Acquisitions:
New vertical markets, geographic expansion, model expansion